SGI Reports Fourth Quarter and Fiscal Year 2015 Financial Results

Expects Non-GAAP Profitability and Positive Cash Flow in FY2016

MILPITAS, CA -- (Marketwired - August 05, 2015) - SGI (NASDAQ: SGI), a global leader in high performance solutions for compute, data analytics and data management, today reported financial results for its fourth quarter and fiscal year ended June 26, 2015. The data in this release is presented on both a GAAP and non-GAAP basis and a reconciliation of GAAP to non-GAAP measures is included in the financial tables in this press release.

Total revenue for the fiscal fourth quarter was $153 million compared to $142 million in the fourth quarter of fiscal 2014. GAAP net loss for the fiscal fourth quarter was $10 million, or $(0.28) per share compared with a net loss of $10 million, or $(0.30) per share in the fourth quarter of fiscal year 2014. Non-GAAP net loss for the fiscal fourth quarter was $4 million, or $(0.12) per share compared with a net loss of $0.5 million, or $(0.01) per share in the same quarter a year ago.

Total revenue for fiscal 2015 was $521 million compared with $530 million in fiscal 2014. GAAP net loss for fiscal 2015 was $39 million, or $(1.13) per share, compared with a net loss of $53 million, or $(1.54) per share, in fiscal 2014. Non-GAAP net loss was $13 million, or $(0.36) per share for fiscal 2015, compared with a net loss of $13 million, or $(0.39) per share, for fiscal 2014.

"We began fiscal 2016 with significantly higher bookings and backlog than last year. The building blocks of our growth strategy are in place as we continue to win large strategic deals in HPC and penetrate the enterprise market for data analytics with our single node in-memory solutions. With our focus on profitable revenue growth and cost management, we are committed to achieving non-GAAP profitability and positive cash generation in fiscal 2016," said Jorge Titinger, President and CEO of SGI.

Recent Highlights

  SGI is now SAP®-certified to run the SAP HANA® platform in controlled availability at 20-sockets, delivering up to 15 terabytes (TB) of in-memory computing capacity in a single node. This specialized offering enables enterprises to further unlock value from information in real-time, boost innovation, and lower IT costs.

  Dell and SGI signed a significant partnership agreement that will broaden the availability of SGI's industry-leading in-memory computing solution, the SGI® UV™ 300H compute servers for the SAP HANA® platform.

  The Institute for Solid State Physics (ISSP) of the University of Tokyo has deployed our recently introduced SGI ICE XA system together with a number of UV systems as its next supercomputer. The performance of this solution, at 2.6 petaflops, is nearly 15 times more powerful than their previous system and is among the largest SGI systems in Japan.

  PETRONAS, Malaysia's largest oil and gas company, installed an SGI ICE X system incorporating graphic processing unit (GPU) accelerators to support its research and development capabilities in subsurface imaging.

Outlook

The company currently expects revenue for fiscal year 2016 to be in the range of $600 to $625 million, representing year-over-year growth of 15% - 20%. While ranges could vary, the company currently anticipates first half revenue to be 45% to 50% of the full year. Non-GAAP gross margin for fiscal 2016 is expected to be between 26% and 27%. Total non-GAAP operating expenses for the year are expected to be flat to down 5% compared to fiscal 2015.

Based on this outlook, and after excluding approximately $17 million of adjustments, the company expects to be profitable on a non-GAAP basis in the range of $0.25 to $0.35 per share for fiscal 2016. On a GAAP basis, net loss is expected to be in the range of $(0.11) to $(0.21) per share for fiscal 2016. Earnings per share calculations for the fiscal year 2016 assume 36 million weighted average shares outstanding.

Webcast and Conference Call Information

Management will host a conference call and a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at investors.sgi.com beginning at 1:30 p.m. PT (4:30 p.m. ET). A replay of the webcast will be available approximately two hours after the conclusion of the call and will remain available until the next earnings call.

The public can also listen to the 1:30 p.m. PT (4:30 p.m. ET) earnings conference call by dialing (888) 463-5422 (toll-free) or (970) 315-0484 (international). An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available for five days and can be accessed by dialing (855) 859-2056 (toll-free) or (404) 537-3406 (international) and entering the confirmation code: 80872796.

About SGI

SGI is a global leader in high performance solutions for compute, data analytics and data management that enable customers to accelerate time to discovery, innovation, and profitability. Visit sgi.com (sgi.com/) for more information.

Connect with SGI Connect with SGI on Twitter (@.sgi_corp), YouTube (youtube.com/sgicorp), Facebook (facebook.com/sgiglobal) and LinkedIn (linkedin.com/company/sgi)

Forward Looking Statements

The statements made in this press release regarding projected financial results, including SGI's growth strategy, outlook regarding future profitability and positive cash generation, as well as certain statements made in the earnings conference call, are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Actual results could differ materially from those described by these statements due to a number of factors, including, but not limited to the following: sales to U.S. government entities, which are subject to the government's budgetary constraints; customer concentration risks; fluctuations in the buying patterns and sizes of customer orders from one quarter to the next; increased competition causing SGI to sell products or services at lower margins than expected; lengthy acceptance cycles of SGI's products by certain customers and their effects on SGI's revenue and liquidity; development or product delivery delays, delays in obtaining necessary components from suppliers or delays in customer acceptance once products are delivered; the addition of new customers or loss of existing customers; unexpected changes in the price for, and the availability of, components from SGI's suppliers; SGI's ability to enhance its products with new and better designs and functionality; actions taken by competitors, such as new product announcements or introductions or changes in pricing; market acceptance of newer products; and risks related to SGI's term loan. Some of these risks and uncertainties are described in more detail in SGI's most recent Form 10-Q, Form 10-K and other filings with the Securities and Exchange Commission ("SEC") and are available at the SEC's web site at http://www.sec.gov. Forward-looking statements are made based on information available to the company on the date of this press release. The company assumes no obligation to update the information in this press release.

Use of Non-GAAP Financial Measures

This press release and the related earnings conference call include financial measures that are not determined in accordance with U.S. generally accepted accounting principles ("GAAP"), including non-GAAP gross margin, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in evaluating the company's operating performance and analyzing our business operations. Management may exclude the following items from one or more of non-GAAP measures: (1) share-based compensation; (2) amortization and impairment of intangible assets; (3) restructuring and severance charges; (4) excess and obsolete inventory write-offs; (5) gains or losses on investments; and (6) other non-recurring costs. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between GAAP and non-GAAP financial results is provided in this press release. The adjustments made should not be construed as an inference that all such adjustments or costs are unusual, infrequent or non-recurring. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in this release and SGI's SEC filings.

For a full reconciliation of historical non-GAAP measures referenced in this press release or today's presentation to the comparable measures under GAAP, please refer to the company's press releases on its website at www.sgi.com.

                     Silicon Graphics International Corp.
          UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                   (In thousands, except per share amounts)

                                  Three Months Ended        Year Ended
                                 --------------------  --------------------
                                  June 26,   June 27,   June 26,   June 27,
                                    2015       2014       2015       2014
                                 ---------  ---------  ---------  ---------

  Revenue                        $ 152,904  $ 142,084  $ 521,259  $ 529,946
  Cost of revenue                  121,106    106,478    386,621    391,539
                                 ---------  ---------  ---------  ---------

  Gross profit                      31,798     35,606    134,638    138,407
                                 ---------  ---------  ---------  ---------

  Operating expenses:
    Research and development        12,211     16,463     53,206     63,526
    Sales and marketing             14,655     17,165     61,544     72,681
    General and administrative      12,462     12,336     53,861     55,796
    Restructuring                        -        605        116      1,251
                                 ---------  ---------  ---------  ---------
       Total operating expenses     39,328     46,569    168,727    193,254
                                 ---------  ---------  ---------  ---------

  Loss from operations              (7,530)   (10,963)   (34,089)   (54,847)
                                 ---------  ---------  ---------  ---------

    Interest expense, net           (2,030)       (23)    (3,744)      (117)
    Other income (expense), net       (193)      (359)      (872)     2,162
                                 ---------  ---------  ---------  ---------
       Total other income
        (expense), net              (2,223)      (382)    (4,616)     2,045
                                 ---------  ---------  ---------  ---------
  Loss before income taxes          (9,753)   (11,345)   (38,705)   (52,802)
  Income tax (benefit) provision      (141)      (896)       440         12

                                 ---------  ---------  ---------  ---------
  Net loss                       $  (9,612) $ (10,449) $ (39,145) $ (52,814)
                                 =========  =========  =========  =========

  Basic and diluted net loss per
   share                         $   (0.28) $   (0.30) $   (1.13) $   (1.54)
                                 =========  =========  =========  =========

  Shares used in computing basic
   and diluted net loss per
   share                            34,839     34,445     34,559     34,260
                                 =========  =========  =========  =========

  Share-based compensation by category is as
   follows:

  Cost of revenue                $     371  $     344  $   1,962  $   1,676
  Research and development             437        327      2,318      2,072
  Sales and marketing                  489        439      2,771      2,598
  General and administrative         1,686      1,108      7,498      5,633
                                 ---------  ---------  ---------  ---------
  Total                          $   2,983  $   2,218  $  14,549  $  11,979
                                 =========  =========  =========  =========

                      Silicon Graphics International Corp.
                UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                      June 26,     June 27,
                                                        2015         2014
                                                    -----------  -----------
                        ASSETS
   Current assets:
     Cash and cash equivalents                      $    67,191  $   109,297
     Current portion of restricted cash                   2,109        2,273
     Accounts receivable, net                           118,219       72,076
     Inventories                                         82,832       47,354
     Current portion of deferred cost of revenue         12,108       12,180
     Prepaid expenses and other current assets           17,547       19,802
                                                    -----------  -----------
       Total current assets                             300,006      262,982
   Non-current portion of restricted cash                 2,251        2,177
   Property and equipment, net                           38,480       34,584
   Goodwill and Intangible assets, net                   11,303       13,207
   Non-current portion of deferred cost of revenue        9,648        7,592
   Other non-current assets                              25,896       44,396

                                                    -----------  -----------
         Total assets                               $   387,584  $   364,938
                                                    ===========  ===========

         LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
     Accounts payable                               $    48,677  $    53,128
     Accrued compensation                                17,797       20,049
     Short-term debt net of unamortized debt
      issuance costs                                      3,096            -
     Current portion of deferred tax liabilities             45       15,846
     Current portion of deferred revenue                 96,473       78,675
     Other current liabilities                           33,135       37,814
                                                    -----------  -----------
     Total current liabilities                          199,223      205,512
   Long-tem debt net of unamortized debt issuance
    costs                                                65,581            -
   Non-current portion of deferred revenue               43,781       45,422
   Long-term income taxes payable                         8,420       10,114
   Retirement benefit obligations                         9,330       12,931
   Other non-current liabilities                          7,871        8,807
                                                    -----------  -----------
       Total liabilities                                334,206      282,786

   Stockholders' equity                                  53,378       82,152
                                                    -----------  -----------
         Total liabilities and stockholders' equity $   387,584  $   364,938
                                                    ===========  ===========

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                      Three Months Ended
                  ---------------------------------------------------------
                                        June 26, 2015
                     Net                     Gross Profit         Operating
                                     ----------------------------
                    Loss      EPS     Product   Service    Total   Expenses
                  --------  -------  --------  --------  --------  --------
GAAP              $ (9,612) $ (0.28) $ 16,262  $ 15,536  $ 31,798  $ 39,328

 Share-based
  compensation (1)   2,983     0.09        78       293       371    (2,612)
 Amortization
  and
  impairment
  of acquired
  intangibles  (1)     223     0.01       205         -       205       (18)
 Restructuring
  and
  severance    (2)     722     0.02         -         4         4      (718)
 Other non-
  recurring
  items        (2)   1,372     0.04         -       121       121    (1,251)
                  --------  -------  --------  --------  --------  --------
Non-GAAP          $ (4,312) $ (0.12) $ 16,545  $ 15,954  $ 32,499  $ 34,729
                  ========  =======  ========  ========  ========  ========

Gross Margin
 Gross margin
  on a GAAP
  basis                                  13.7%     45.3%     20.8%
 Gross margin
  on a Non-
  GAAP basis                             13.9%     46.5%     21.3%

Weighted
 average
 shares used
 in computing:
 Basic and
  diluted net
  loss per
  share                      34,839

                                      Three Months Ended
                  ---------------------------------------------------------
                                        June 27, 2014
                     Net                     Gross Profit         Operating
                                     ----------------------------
                    Loss      EPS     Product   Service    Total   Expenses
                  --------  -------  --------  --------  --------  --------
GAAP              $(10,449) $ (0.30) $ 17,493  $ 18,113  $ 35,606  $ 46,569

 Share-based
  compensation (1)   2,218     0.06       117       227       344    (1,874)
 Amortization
  of acquired
  intangibles  (1)   3,815     0.11     3,567         -     3,567      (248)
 Restructuring
  and
  severance    (2)   2,227     0.07      (475)     (101)     (576)   (2,803)
 Other non-
  recurring
  items        (2)   1,734     0.05       566         -       566    (1,168)
                  --------  -------  --------  --------  --------  --------
Non-GAAP          $   (455) $ (0.01) $ 21,268  $ 18,239  $ 39,507  $ 40,476
                  ========  =======  ========  ========  ========  ========

Gross Margin
 Gross margin
  on a GAAP
  basis                                  17.1%     45.7%     25.1%
 Gross margin
  on a Non-
  GAAP basis                             20.8%     46.1%     27.8%

Weighted
 average
 shares used
 in computing:
 Basic and
  diluted net
  loss per
  share                      34,445

                                      Three Months Ended
                  ---------------------------------------------------------
                                        March 27, 2015
                     Net                     Gross Profit         Operating
                                     ----------------------------
                    Loss      EPS     Product   Service    Total   Expenses
                  --------  -------  --------  --------  --------  --------
GAAP              $ (8,762) $ (0.25) $ 18,604  $ 15,055  $ 33,659  $ 40,104

 Share-based
  compensation (1)   3,896     0.11       145       414       559    (3,337)
 Amortization
  and
  impairment
  of acquired
  intangibles  (1)     106        -        75         -        75       (31)
 Restructuring
  and
  severance    (2)     708     0.02        (5)      479       474      (234)
 Other non-
  recurring
  items        (2)     688     0.02         -        68        68      (390)
                  --------  -------  --------  --------  --------  --------
Non-GAAP          $ (3,364) $ (0.10) $ 18,819  $ 16,016  $ 34,835  $ 36,112
                  ========  =======  ========  ========  ========  ========

Gross Margin
 Gross margin
  on a GAAP
  basis                                  22.6%     41.7%     28.4%
 Gross margin
  on a Non-
  GAAP basis                             22.8%     44.4%     29.4%

Weighted
 average
 shares used
 in computing:
 Basic and
  diluted net
  loss per
  share                      34,586

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                         Year Ended
                 ----------------------------------------------------------
                                        June 26, 2015
                    Net                      Gross Profit         Operating
                                     ----------------------------
                   Loss       EPS     Product   Service    Total   Expenses
                 --------  --------  --------  --------  --------  --------
GAAP             $(39,145) $  (1.13) $ 72,522  $ 62,116  $134,638  $168,727

 Share-based
  compensation(1)  14,549      0.42       453     1,509     1,962   (12,587)
 Amortization
  and
  impairment
  of acquired
  intangibles (1)   1,854      0.06     1,324         -     1,324      (530)
 Restructuring
  and
  severance   (2)   6,314      0.18       160     1,456     1,616    (4,698)
 Other non-
  recurring
  items       (2)   3,878      0.11         -       199       199    (3,449)
                 --------  --------  --------  --------  --------  --------
Non-GAAP         $(12,550) $  (0.36) $ 74,459  $ 65,280  $139,739  $147,463
                 ========  ========  ========  ========  ========  ========

Gross Margin
 Gross margin
  on a GAAP
  basis                                  19.3%     42.8%     25.8%
 Gross margin
  on a Non-
  GAAP basis                             19.8%     45.0%     26.8%

Weighted
 average
 shares used
 in computing:
 Basic and
  diluted net
  loss per
  share                      34,559

                                         Year Ended
                 ----------------------------------------------------------
                                        June 27, 2014
                    Net                      Gross Profit         Operating
                                     ----------------------------
                   Loss       EPS     Product   Service    Total   Expenses
                 --------  --------  --------  --------  --------  --------
GAAP             $(52,814) $  (1.54) $ 68,780  $ 69,627  $138,407  $193,254

 Share-based
  compensation(1)  11,979      0.34       561     1,115     1,676   (10,303)
 Amortization
  of acquired
  intangibles (1)   6,748      0.20     4,705         -     4,705    (2,043)
 Restructuring
  and
  severance   (2)  12,222      0.36       445     1,634     2,079   (10,143)
 Excess and
  obsolete
  inventory   (2)   5,424      0.16     5,424         -     5,424         -
 Other non-
  recurring
  items       (2)   5,383      0.16       672         -       672    (4,711)
 Gain on
  investment  (2)  (1,717)    (0.05)        -         -         -         -
 Income tax
  abatement   (2)    (611)    (0.02)        -         -         -         -
                 --------  --------  --------  --------  --------  --------
Non-GAAP         $(13,386) $  (0.39) $ 80,587  $ 72,376  $152,963  $166,054
                 ========  ========  ========  ========  ========  ========

Gross Margin
 Gross margin
  on a GAAP
  basis                                  18.4%     44.8%     26.1%
 Gross margin
  on a Non-
  GAAP basis                             21.5%     46.6%     28.9%

Weighted
 average
 shares used
 in computing:
 Basic and
  diluted net
  loss per
  share                      34,260

NOTE: This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United
States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.
(1) Adjustments to exclude certain non-cash expenses such as share-based compensation and amortization and impairment of intangible assets.
(2) Adjustments to exclude the items discussed below because such items are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items.

    (a) Restructuring charges and severance - Restructuring charges consist primarily of severance expense, facility closure and relocation costs.
    (b) Other non-recurring items include settlements, headquarters relocation costs, asset impairments, acquisition- related costs, and costs associated with contract manufacturing transition /
        termination.
    (c) Excess and obsolete charges related to our strategic withdrawal from legacy cloud infrastructure and other products that are at the end of the product life cycle.

                    Silicon Graphics International Corp.
                           TRENDED FINANCIAL DATA
                               (In thousands)
                                (Unaudited)

                                  Q4 FY15    Q4 FY14      FY15       FY14
                                 ---------  ---------  ---------  ---------

Total Revenue
  Americas                       $  95,915  $  56,122  $ 323,785  $ 277,536
  APJ                               31,919     35,182    124,163    136,339
  EMEA                              25,070     50,780     73,311    116,071
                                 ---------  ---------  ---------  ---------
    Total revenue                $ 152,904  $ 142,084  $ 521,259  $ 529,946
                                 =========  =========  =========  =========
Revenue
  Product                        $ 118,606  $ 102,484  $ 376,294  $ 374,565
  Service                           34,298     39,600    144,965    155,381
                                 ---------  ---------  ---------  ---------
    Total revenue                $ 152,904  $ 142,084  $ 521,259  $ 529,946
                                 =========  =========  =========  =========
Cost of revenue
  Product                        $ 102,344  $  84,991  $ 303,772  $ 305,785
  Service                           18,762     21,487     82,849     85,754
                                 ---------  ---------  ---------  ---------
    Total cost of revenue        $ 121,106  $ 106,478  $ 386,621  $ 391,539
                                 =========  =========  =========  =========
Gross margin by Product and
 Service
  Product Gross Margin                13.7%      17.1%      19.3%      18.4%
  Service Gross Margin                45.3%      45.7%      42.8%      44.8%
    Total gross margin                20.8%      25.1%      25.8%      26.1%
                                 =========  =========  =========  =========

                    Silicon Graphics International Corp.
                             CORE REVENUE TREND
                               (In thousands)
                                 (Unaudited)

                                   Q4 FY15    Q4 FY14      FY15       FY14
                                  ---------  ---------  ---------  ---------

Core Revenue
  Federal (*)                     $  89,803  $  37,077  $ 279,906  $ 202,866
  International / Commercial (**)    62,505    103,470    237,928    298,426
                                  ---------  ---------  ---------  ---------

      Total Core Revenue            152,308    140,547    517,834    501,292
                                  ---------  ---------  ---------  ---------

Legacy Cloud                            596      1,537      3,425     28,654
                                  ---------  ---------  ---------  ---------

      Total Revenue               $ 152,904  $ 142,084  $ 521,259  $ 529,946
                                  =========  =========  =========  =========

(*) Core Federal revenue includes U.S. government customers, system integrators, and higher education and research institutions
(**) Core International / Commercial revenue excludes revenue related to legacy cloud infrastructure

© 2015 Silicon Graphics International Corp. All rights reserved. SGI and the SGI logo are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

Contact Information

SGI Investor Relations

Annie Leschin
(415) 775-1788
annie@streetsmartir.com

Ben Liao
(669) 900-8090
bliao@sgi.com